Assets Held for Sale	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Assets Held for Sale
10.	Assets Held for Sale

The Group decided to sell total shares of PT Mitra Transksi Indonesia, investments in associates, with the approval of the Board of Directors and shareholders. At the end of the reporting period, the associated asset amounting to ￦13,035 million is presented as held for sale. After classifying the asset as held for sale, share of net profit or loss from the associate is not recognized.